UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

September 11, 2006

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
000-51660	CapitalSouth Bancorp	Delaware	63-1026645

2340 Woodcrest Place, Suite 200 Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 870-1939

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

On September 11 and 12, 2006, CapitalSouth Bancorp management will present an overview of the Company at the Sterne, Agee & Leach, Inc. Annual Bank and Thrift Symposium and Fixed Income Seminar in Atlanta, Georgia. Attached as Exhibit 99.1 and 99.2 are the fact sheet and slides that will be presented at the conference. Pursuant to Regulation FD, CapitalSouth Bancorp hereby furnishes the fact sheet and presentation materials as Exhibits 99.1 and 99.2. Neither this report nor the information contained in Exhibits 991. and 99.2 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	CapitalSouth Bancorp Fact Sheet.

99.2	CapitalSouth Bancorp Presentation Slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITALSOUTH BANCORP

September 11, 2006	By	/s/ Carol W. Marsh
Carol W. Marsh
Senior Vice President, Secretary and Chief Financial Officer